Rule 497(e)

File Nos. 333-72042 and 333-151805; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 - PremierSolutions Standard (Series A)
333-72042	HV-6775 - PremierSolutions Cornerstone (Series II)
333-72042	HV-6779 - PremierSolutions Standard (Series A-II)
333-72042	HV-7969 - State of Iowa Retirement Investors Club 403(b)

333-151805	HV-6776 - Premier InnovationsSM
333-151805	HV-6777 - Hartford 403(b) Cornerstone Innovations
333-151805	HV-6778 - Premier InnovationsSM (Series II)

Supplement dated February 10, 2022 to your Prospectus

FUND NAME CHANGE

Effective on or about February 28, 2022, the following name change will be made to your Prospectus:

Current Name	New Name
INVESCO INTERNATIONAL GROWTH FUND	INVESCO EQV INTERNATIONAL EQUITY FUND

As a result of this change, all references to the Current Name in your Prospectus will be deleted and replaced with the New Name.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR

FUTURE REFERENCE.